SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 22, 1998

                       Pyrocap International Corporation
             (Exact name of registrant as specified in its charter)

Virginia                            33-33819                 84-1124015
(State or other jurisdiction        (Commission file         (IRS Employer
of incorporation)                   number)                  Identification No.)

      15010 Farm Creek Drive, Suite 102, Woodbridge, Virginia    22191
            (Address of principal executive offices)           (Zip Code)

                                 (703) 551-4452
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)


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                       (Exhibit Index appears on Page 2)

Item 4.  Changes in Registrant's Certifying Accountant

                  On June 22, 1998, the Registrant dismissed its former principal independent auditors, Friedman & Fuller, PC ("F&F"). The change in principal independent auditors was approved by the Registrant's Audit Committee of the Board and the Board of Directors. F&F and the Registrant mutually determined that it would no longer be appropriate for F&F to serve as the Registrant's independent auditors as a result of the earlier acquisition of F&F by a large financial services company which is itself a reporting company under the Securities Exchange Act.

                  F&F was the Registrant's principal independent auditors for the fiscal year ended August 31, 1995. F&F's audit report on the Registrant's financial statements for fiscal 1995 includes an uncertainty paragraph as to the ability of the Registrant to continue as a going concern because of the Registrant's recurring losses and the resulting need for cash to finance its operations. This condition is more fully described in Note 1 of the audited financial statements for the year ending August 31, 1995. The Registrant did not disagree with the statement of uncertainty made by F&F in its audit report, and the inclusion of a going concern uncertainty statement in the report had no bearing on the Registrant's decision to change auditing firms. During the time F&F has served as the Registrant's independent auditors, there have been no disagreements between F&F and the Registrant as to any matter of accounting principles or practices, financial statement disclosures, or auditing scope and procedures, which disagreements, if not resolved to F&F's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

                  On June 9, 1998, the Registrant's Board of Directors voted to engage Reznick Fedder & Silverman ("RF&S") as the Registrant's principal independent auditors. Prior to its decision to engage RF&S, neither the Registrant nor anyone acting on its behalf had consulted RF&S with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event. The Registrant has authorized F&F to respond fully to the inquiries of RF&S concerning all of the matters discussed above.

Item 7.(c) Exhibits and Exhibit Index

                                                                            Page
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         16.1  Letter, dated June 23, 1998, from Friedman & Fuller, PC.     4


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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Pyrocap International Corporation
                                               (Registrant)

Dated:  June 22, 1998                          By: /s/  Joseph S. Meyer
                                                   _____________________________
                                                        Joseph S. Meyer
                                                        Secretary